STROOCK & STROOCK & LAVAN LLP
180 Maiden Lane
New York, New York  10038

April 7, 2011

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549
Attention:  Christina DiAngelo and Kieran Brown

Re:	Dreyfus Institutional Cash Advantage Funds (File Nos. 333-172515; 811-21075)
Registration Statement on Form N-14

Ladies and Gentlemen:

Transmitted for filing with the Securities and Exchange Commission (the "Commission"), is the definitive version of the above-referenced Registrant's prospectus/information statement (the "Prospectus/Information Statement") and statement of additional information (the "SAI") notifying shareholders of Dreyfus Institutional Cash Advantage Plus Fund (the "Fund"), a series of the Registrant, that the Registrant's Board of Trustees has approved the transfer of the Fund's assets, subject to its liabilities, to Dreyfus Institutional Cash Advantage Fund (the "Acquiring Fund"), another series of the Registrant (the "Reorganization").  The Registrant is not seeking approval of the Fund's shareholders of the Reorganization because the Reorganization satisfies the requisite conditions of Rule 17a-8 and, in accordance with the Registrant's Amended and Restated Declaration of Trust, and applicable Massachusetts state and U.S. federal law (including Rule 17a-8), the Reorganization may be effected without the approval of shareholders of either fund.

The Prospectus/Information Statement and SAI are marked to show changes from the versions of the Prospectus/Information Statement and SAI filed as part of the Registrant's Registration Statement on Form N-14 filed with the Commission on February 28, 2011.  These changes were made primarily in response to comments provided electronically by Christina DiAngelo of the staff (the "Staff") of the Commission to Nicole M. Runyan of Stroock & Stroock & Lavan LLP on March 2, 2011.  Set forth below is a summary of the Staff's comments and the Registrant's responses thereto.  Capitalized terms used herein and not otherwise defined are used with the meanings assigned to them in the Prospectus/Information Statement filed herewith.

Prospectus/Information Statement:

1.	Staff Comment. On the cover page [of the Registrant Statement], there is no automatic effective date set for the filing.

Response.  After discussions with the Staff, we have filed an acceleration request as correspondence requesting an effective date of March 29, 2011.

2.	Staff Comment. In the section "Information about the reorganization", can you please include the expiration dates of the capital loss carryforward in the subsection, "Federal Income Tax Consequences"?

Response.  Due to the small amount of the Fund's capital loss carryforward, Dreyfus does not expect any of such carryforward to expire unused.  Disclosure has been added to the Prospectus.

Statements of Additional Information:

3.
Staff Comment.  In the SAI, when pro forma [financial statements] are not required due to the 10% test, we ask that Registrants include a statement that Pro Forma [financial statements] are not required because the assets of the target fund are less than 10% of the assets of the acquiring fund.

Response.  The requested change has been made.

Should members of the Staff have any questions or comments, please contact me at 212.806.6443 or, in my absence, contact David Stephens at 212.806.6138.

Very truly yours,

/s/ Nicole M. Runyan
Nicole M. Runyan

cc:	David Stephens
Jeff Prusnofsky